EXHIBIT 10.21


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                              EMPLOYMENT AGREEMENT


                  Agreement is by and between RomNet Support Services, Inc. with an office and place of business at 1660 Soldiers Field Road, Boston, Massachusetts 02135 (hereinafter called "Corporation"), acting herein by its Secretary, duly authorized by its Board of Directors, and Nicholas R. Gentile, (hereinafter called "Employee").

                  Corporation desires to employ Employee as President, or any other position required, of the Corporation under the terms and conditions set forth herein and Employee desires to be so employed.

                  NOW, THEREFORE, the parties agree as follows:

                  1. Employment. Corporation agrees to employ Employee and Employee agrees to be so employed in the capacity of President, or any other position required.

                  2. Term. Employment shall be for a term of one (1) year commencing on 12/1/98 unless the Employee shall have received written notification from the Board of Directors of Corporation that this employment Agreement will not be renewed at least 90 days prior to its expiration, then this Agreement shall be extended, without further formalities, on the same terms and conditions.

                  3.   Salary.   Corporation   shall   provide  to  Employee  as
compensation for his services $85,000 Annually plus:

                           (a) Stock Option Plan:  85,000  shares at an exercise
price as of the closing bid price on the date this contract is signed - 25,000 shares will vest on signature, the balance on first anniversary.

                           (b) Bonus Program to be established based on approved
budget.  Plan to be established by 1/1/99.

                  4. Insurance Benefits. The Corporation shall maintain medical and dental insurance programs if needed because of loss of wife's coverage. The Corporation shall pay 50% of the expense incurred for these for the Employee and his family.

                  5.       Expenses.

                           (a)  Reimbursement.  The Corporation  shall reimburse
Employee for all reasonable and necessary expenses incurred in carrying out his duties under this Agreement. Employee shall present to the Corporation an itemized account of such expenses in any form required by the Corporation on a weekly basis.

                           (b)  Auto - will  provide  auto and  maintenance  and
insurance, with the value of the car not to exceed $30,000.


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                           (c)  Company  will  provide  for  reasonable   living
expenses (apartment) in the greater Boston area.

                  6. Termination. This Agreement may be terminated for the following reasons:

                           (a)  For  Cause:   Corporation   may  terminate  this
Agreement for cause because of Employee's gross and intentional failure to perform the duties of President, or any other position required.

                           (b)  Disability:  Employer  shall  have the  right to
terminate this Agreement on 30 days notice to Employee if, because of mental or physical disability Employee shall be determined by competent medical authority to be incapable for a period of 90 days from fully performing any or all of his obligations of his position within the Corporation. In this event Corporations obligations under this Agreement shall terminate 52 weeks after the determination of such disability.

                           (c)  Convenience  of the  Corporation:  In the  event
Employee's employment is terminated by the Corporation for reasons of convenience to the Corporation and not due to any cause as provided above, the Corporation agrees to provide to Employee written notice 30 days prior to the effective date of termination plus the balance of salary due under the terms of this Agreement.

                  7. Restrictive Covenants. During the term of this Agreement and for a period of two (2) years after the termination or expiration of this Agreement, the Employee will not solicit any customers of Employer or within a one-hundred mile radius of Employer's business locations, directly or indirectly, own, manage, operate, control, be employed by or participate in any business that competes with and/or sells similar products and/or services as the products or services offered or business conducted by the Employer. In the event of the Employee's actual or threatened breach of the provisions of this paragraph, the Employer shall be entitled to an injunction restraining the Employee therefrom. Nothing shall be construed as prohibiting the Employer from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages from the Employee, including reasonable attorneys fees.

                  8. Disclosure of Confidential Information. The Employee acknowledges that he will have access to significant amounts of confidential information of Employer and its Parent Company, Carnegie International Corporation, including such information as lists of customers, sources of supply, production information, product information, service information, formulas, computer programs and development ideas related thereto, work in progress, trade secrets, technical information acquired by Employee from Employer or Carnegie or from the inspection of Employer's or Carnegie's property, confidential information



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disclosed to Employee by third  parties,  and all  documents,  things and record bearing media disclosing or containing the aforegoing information, including any confidential materials prepared by the parties hereto which contain or otherwise
relate  to  such  information   concerning  the  Employer's   and/or  Carnegie's
financial, intellectual, technical and commercial information (collectively hereinafter referred to as "Confidential Information") which shall be and remain confidential. The Employee will not during or after the term of this employment, disclose the Confidential Information or any part thereof to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever. In the event of a breach or threatened breach by the Employee of the provisions of this paragraph, the Employer shall be entitled to any injunction restraining the Employee from disclosing, in whole or in part, the Confidential Information, or from rendering any services in connection with the telecommunications industry to any person, corporation, association, or other entity to whom such Confidential Information, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein shall be construed as prohibiting the Employer or Carnegie from pursuing any of the remedies available to the Employer for such breach or threatened breach, including the recovery of damages from the Employee. The Employee shall be responsible to Employer and Carnegie for reasonable attorneys fees and costs incurred in connection with the enforcement of this provision should a Court of competent jurisdiction rule in favor of Employer or Carnegie in connection with a cause of action brought for enforcement of said provision.

                  9. Indemnity. Corporation shall indemnify Employee and hold him harmless for all acts or decisions made by him in good faith while performing services for the Corporation. Corporation shall use its best efforts to obtain insurance coverage for him covering his acts or decisions during the term of his employment against lawsuits. Corporation shall pay all expenses including attorneys fees actually and necessarily incurred by Employee in connection with the defense of such act or decision in any suit or proceeding and in connection with any related appeal including the cost of settlement.

                  10. Notices. All notices required or permitted to be given under this Agreement shall be given by certified mail, return receipt requested, to the parties at the following addresses or to such other addresses as either may designate in writing to the other party:

                       If to Corporation:

                            RomNet Services, Inc.
                            c/o Carnegie International Corporation
                            11350 McCormick Road, Suite 1001
                            Hunt Valley, MD 21031

                       If to Employee:



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                  11.  Governing  Law.  This  Agreement  shall be construed  and enforced in accordance with the laws of the State of Maryland.

                  12. Entire Contract. This Agreement constitutes the entire understanding and Agreement between the Corporation and Employee with regard to all matters herein. There are no other Agreements, conditions, or representatives, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing, signed by both parties.

                  13. Headings. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

                  14. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns.

                  In  Witness  Whereof,   Corporation  has  by  its  appropriate
officers, signed and affixed its seal and Employee has signed and sealed this Agreement.

ATTEST                                            ROMNET SUPPORT SERVICES, INC.


/s/                                               By:  /s/ Lowell Farkas
-----------------------------                        ---------------------------
                                                       Lowell Farkas, Chairman


WITNESS                                           EMPLOYEE


/s/                                               By:  /s/ Nicholas R. Gentile
-----------------------------                        ---------------------------
                                                       Nicholas R. Gentile




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